Northwestern Mutual Series Fund, Inc.

Prospectus Supplement Dated May 24, 2017

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2017 (the “Prospectus”). You should read this Supplement together with the Prospectus.

Amendments to Investment Sub-Advisory Agreements with Certain Sub-Advisers

Effective February 22, 2017, the Board of Directors of the Fund approved amended and restated investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and (i) The Boston Company Asset Management, LLC (“The Boston Company”) with respect to the Growth Stock Portfolio; (ii) William Blair Investment Management, LLC (“William Blair”) with respect to the Mid Cap Growth Stock Portfolio; and (iii) Wellington Management Company LLP (“Wellington”) with respect to the Small Cap Growth Portfolio. Effective May 10, 2017, the Board of Directors of the Fund approved amended and restated investment sub-advisory agreements between Mason Street Advisors and (i) Fayez Sarofim & Co. (“Sarofim & Co.”) with respect to the Large Cap Core Stock Portfolio; (ii) FIAM LLC (“FIAM”) with respect to the International Growth Portfolio; (iii) Fiduciary Management, Inc. (“FMI”) with respect to the Large Cap Blend Portfolio; (iv) Massachusetts Financial Services Company (“MFS”) with respect to the Research International Core Portfolio; and (v) Templeton Investment Counsel, LLC (“Templeton”) with respect to the International Equity Portfolio. In approving the foregoing amended and restated investment sub-advisory agreements (the “Amended Agreements”), the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment.

The Amended Agreements, which conform the existing agreements with The Boston Company, William Blair, Wellington, Sarofim & Co., FIAM, FMI, MFS and Templeton to Mason Street Advisors’ current form of Investment Sub-Advisory Agreement, include updated provisions reflecting developments in the investment management industry and memorializing certain business practices in place between Mason Street Advisors and its sub-advisers. The Amended Agreements include certain reporting and monitoring obligations applicable to investments in commodity interests, particularly involving derivatives transactions. The Amended Agreements also set forth the sub-advisers’ responsibilities regarding the establishment and implementation of a reasonably-designed cybersecurity program and associated policies. Except for a modification regarding the fee schedule applicable to the Large Cap Blend Portfolio managed by FMI, the Amended Agreements did not include any changes to fees.

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Supplement Dated May 24, 2017 to the

Statement of Additional Information Dated May 1, 2017

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2017. You should read this Supplement together with the SAI.

Fee Update to Large Cap Blend Portfolio

Large Cap Blend Portfolio

The SAI is amended by replacing the third sentence of the paragraph relating to Fiduciary Management, Inc. (“FMI”) that appears on page B-72 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:

“Effective May 1, 2017, for fee services provided to the Large Cap Blend Portfolio, Mason Street Advisors pays FMI at an annual rate of 0.60% on the first $25 million of the Portfolio’s assets, 0.55% on the next $25 million, 0.45% on the next $50 million and 0.35% on assets in excess of $100 million.”

Please retain this Supplement for future reference.